UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-22859

A&Q Masters Fund (formerly O’Connor Fund of Funds: Masters)

(Exact name of registrant as specified in charter)

677 Washington Boulevard

Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim, Esq.

UBS Alternative and Quantitative Investments LLC

677 Washington Boulevard

Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

O’CONNOR FUND OF FUNDS: MASTERS

Financial Statements

with Report of Independent Registered Public Accounting Firm

Period from July 1, 2013 (date of reorganization) to March 31, 2014

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

O’Connor Fund of Funds: Masters

O’CONNOR FUND OF FUNDS: MASTERS

Financial Statements

with Report of Independent Registered Public Accounting Firm

Period from July 1, 2013 (date of reorganization) to March 31, 2014

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

            O’Connor Fund of Funds: Masters

We have audited the accompanying statement of assets and liabilities of O’Connor Fund of Funds: Masters (the “Fund”), including the schedule of portfolio investments, as of March 31, 2014, and the related statements of operations, cash flows, statements of changes in net assets and the financial highlights for the period from July 1, 2013 to March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2014, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Connor Fund of Funds: Masters at March 31, 2014, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period from July 1, 2013 to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

May 28, 2014

A member firm of Ernst & Young Global Limited

O’Connor Fund of Funds: Masters

Statement of Assets and Liabilities

March 31, 2014

ASSETS

Investments in Investment Funds, at fair value (cost $85,710,157)	$98,247,489
Cash	14,585,502
Receivable from Investment Funds	1,174,124
Advanced subscriptions in Investment Funds	1,000,000
Receivable from Adviser	848,398
Other assets	41,973

Total Assets	$115,897,486

LIABILITIES

Subscriptions received in advance	7,691,791
Redemptions payable	602,571
Management Fee payable	323,966
Professional fees payable	107,739
Administration fee payable	41,118
Incentive Fee payable	16,944
Trustees’ fees payable	6,500
Custody fee payable	4,136
Loan interest payable	320
Other liabilities	35,262

Total Liabilities	8,830,347

Net Assets	$107,067,139

NET ASSETS

Represented by:
Paid in capital	$97,221,170
Accumulated net realized gain/loss from investments in Investment Funds	1,063,190
Accumulated net investment loss	(3,754,553)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	12,537,332

Net Assets	$107,067,139

Net asset value per Share (based on 101,052.940 Shares outstanding)	$1,059.52

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Masters

Statement of Operations

Period from July 1, 2013 (date of reorganization) to March 31, 2014

INVESTMENT INCOME

Interest	$84

Total Investment Income	84

EXPENSES

Management Fee	908,478
Professional fees	593,492
Incentive Fee	399,417
Organizational costs	385,983
Offering cost expense	186,510
Administration fee	160,839
Trustees’ fees	75,684
Loan fees	37,213
Custody fee	32,394
Loan interest expense	373
Printing, insurance and other expenses	46,176

Total Expenses before amounts waived or reimbursed by Adviser (Note 4)	2,826,559

Less expense reimbursement repaid by Adviser (Note 4)	(1,266,761)

Net Expenses	1,559,798

Net Investment Loss	(1,559,714)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	1,153,190
Net change in unrealized appreciation/depreciation on investments in Investment Funds	7,995,447

Net Realized and Unrealized Gain/(Loss) from Investments	9,148,637

Net Increase in Net Assets Derived from Operations	$7,588,923

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Masters

Statement of Changes in Net Assets

Period from July 1, 2013 (date of reorganization) to March 31, 2014

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(1,559,714)
Net realized gain/(loss) from investments in Investment Funds	1,153,190
Net change in unrealized appreciation/depreciation on investments in Investment Funds	7,995,447
Net Increase in Net Assets Derived from Operations	7,588,923

DISTRIBUTIONS TO SHAREHOLDERS (See Note 3d)	(2,347,009)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 11,550.464 Shares	12,290,000
Reinvestment of distributions of 2,129.204 Shares	2,247,077
Shareholders’ redemptions of 1,494.921 Shares	(1,580,045)
Net Increase in Net Assets Derived from Capital Transactions	12,957,032
Net Assets at July 1, 2013 (See Note 1)	$88,868,193

Net Assets at March 31, 2014	$107,067,139

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Masters

Statement of Cash Flows

Period from July 1, 2013 (date of reorganization) to March 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$7,588,923
Adjustments to reconcile net increase in net assets derived from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(18,844,305)
Proceeds from disposition of investments in Investment Funds	7,556,146
Net realized (gain)/loss from investments in Investment Funds	(1,153,190)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	(7,995,447)
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable from Investment Funds	9,223,427
Advanced subscriptions in Investment Funds	(1,000,000)
Receivable from Adviser	(848,398)
Other assets	(41,973)
Increase (decrease) in liabilities:
Management Fee payable	323,966
Professional fees payable	25,742
Administration fee payable	(6,377)
Incentive Fee payable	16,944
Trustees’ fees payable	6,500
Custody fee payable	1,596
Loan interest payable	320
Other liabilities	8,793
Net cash used in operating activities	(5,137,333)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	19,981,791
Distributions paid	(99,932)
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(7,358,409)
Net cash provided by financing activities	12,523,450

Net increase in cash	7,386,117
Cash-beginning of period	7,199,385
Cash-end of period	$14,585,502

The accompanying notes are an integral part of these financial statements.

5

O’Connor Fund of Funds: Masters

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

Period from July 1, 2013 (date of reorganization) to March 31, 2014*

Per Share operating performance
Net asset value per Share, beginning	$1,000.00
Gain/(Loss) from investment operations:
Net investment loss [a]	(16.98)
Net realized and unrealized gain/(loss) from investments [b]	102.91

Total gain/(loss) from investment operations	85.93

Distributions to shareholders	(26.41)

Net asset value per Share, ending	$1,059.52

Ratio/Supplemental Data:
Ratio of net investment gain/(loss) to average net assets [c,d,e]	(2.04)%
Ratio of total expenses to average net assets before expense reimbursement and Incentive Fee [c,d]	3.39%
Ratio of total expenses to average net assets before expense reimbursement and after Incentive Fee [c,d,e]	3.81%
Ratio of net expenses to average net assets before Incentive Fee [c,d]	1.62%
Ratio of net expenses to average net assets after Incentive Fee [c,d,e]	2.04%
Portfolio turnover rate	8.31%
Total return after Incentive Fee [f,g]	8.60%
Net assets	$107,067,139

a	Calculated based on the average Shares outstanding during the period.

b

In addition to net realized and unrealized gains (losses) on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per Share resulting from the timing of issuances and redemptions of Shares in relation to fluctuating market values for the portfolio investments.

c	Ratios to average net assets are calculated based on the average net assets for the period.

d

Ratios of net investment loss, total expenses and net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees by the underlying Investment Funds.

e	Annualized, except for Incentive Fee.

f

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales changes. Total return for periods less than a full year are not annualized.

g	The total return before Incentive Fee was 9.03% for the period July 1, 2013 (date of reorganization) to March 31, 2014.

*	Represents activity since the reorganization as described in Note 1.

The accompanying notes are an integral part of these financial statements.

6

O’Connor Fund of Funds: Masters

Notes to Financial Statements

March 31, 2014

1.	Organization

O’Connor Fund of Funds: Masters (the “Fund”) was initially organized as a limited partnership under the laws of New York on June 2, 1995 and was reorganized as a limited liability company under the laws of Delaware on October 15, 2002 (O’Connor Fund of Funds: Masters LLC; the “Predecessor Fund”). On June 20, 2013, UBS Alternative and Quantitative Investments LLC (“UBS A&Q” or the “Adviser”), a Delaware limited liability company, created a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. On July 1, 2013 (date of reorganization), the Predecessor Fund merged into the statutory trust to create the Fund in a tax-free reorganization. The members of the Predecessor Fund collectively were issued 88,868.193 shares of beneficial interest in the Fund (the “Shares”) at a net asset value (“NAV”) per Share of $1,000, in exchange for their collective interests in the Predecessor Fund, totaling $88,868,193 in net assets. For financial reporting purposes, the assets received and Shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The investment income and net realized and unrealized gain/loss presented in the Statement of Operations represent the revenue and earnings of the Fund subsequent to the merger. The Fund intends to qualify, and elect to be treated, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended. The Fund’s investment objective is to seek capital appreciation over the long term. The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment funds, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration”), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Trustees (the “Board,” with an individual member referred to as a “Trustee”). The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration. Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an “interested person” of such company. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund. No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee’s authority as delegated by the Board. The Board may delegate (as may be

7

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

1.	Organization (continued)

permitted by the Declaration, the Fund’s By-Laws and the Delaware Statutory Trust Act) the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS A&Q), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS A&Q to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. UBS A&Q is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter.

2.	New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Investment companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. Management has evaluated the impact of the adoption of ASU 2013-08 on the Fund’s financial statements and disclosures and determined the adoption of ASU 2013-08 will not have a material effect on the Fund’s financial condition or results of operations.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the

8

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date. The three levels of the fair value hierarchy are as follow:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem within one quarter from the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund’s liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments. The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund’s NAV to be Level 2.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2014. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no

9

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

unfunded capital commitments as of March 31, 2014. The Fund used the following categories to classify its Investment Funds.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. The Investment Funds in the equity hedged strategy have restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period*	Percentage with investor level gates**
Equity Hedged	45 – 90 days	24%

*	These Investment Funds are available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.

**	These Investment Funds limit investors’ ability to redeem their full holdings at any redemption date typically requiring multiple redemption periods ranging from 3 - 4 periods.

The Investment Fund in the relative value strategy, a broad category, generally encompasses strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Fund in this strategy typically uses arbitrage to exploit mispricings and other opportunities in various asset classes, geographies, and time horizons. The Investment Fund frequently focuses on capturing the spread between two assets, while maintaining neutrality to other factors, for example to geography, changes in interest rates, equity market movement, and currencies, to name a few examples. The Investment Fund in the relative value strategy has restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period*	Percentage with investor level gate**
Relative Value	60 days	100%
*	The Investment Fund is available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.

**	The investment Fund limits investors’ ability to redeem their full holdings at any redemption date typically requiring 4 redemption periods.

The Investment Fund in the trading strategy is generally top-down in nature and often driven by econometric and macroeconomic research. The Investment Fund may utilize financial instruments,

10

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. The Investment Fund in the trading strategy has restrictions on liquidity in their offering documents as described in the table below:

Strategy	Range of redemption notice period*	Percentage with investor level gate
Trading	60 days	N/A
*	The Investment Fund is available to be redeemed in accordance with their offering documents, as of the measurement date, subject to the notice period.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund utilizes procedures pursuant to Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“Topic 820”) in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ investment managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ investment managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable market values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s shareholders’ capital at March 31, 2014.

11

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s capital; costs of insurance; registration expenses; interest expense; certain organization costs; due diligence, including travel and related expenses; expenses of meetings; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund also has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2013.

The Fund will file income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for the one open tax year remain subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period from July 1, 2013 (date of reorganization) through March 31, 2014, the Fund did not incur any interest or penalties.

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

3.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

Permanent book-to-tax basis differences resulted in the below reclassification of amounts as of September 30, 2013, the Fund’s tax year end, between accumulated net investment loss, accumulated net realized loss from investments in Investments Funds and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2014. Such permanent reclassifications are principally attributable to differences between book and tax reporting of the Fund’s Investment Funds and offering costs. Net assets and NAV per Share were not affected by these reclassifications.

Accumulated Net Investment Gain	Accumulated Net Realized Loss	Paid in Capital
$152,170	$(90,000)	$(62,170)

The tax character of distributions paid to shareholders during the year ended March 31, 2014 was $2,347,009 of ordinary income.

The tax basis of distributable earnings for the initial short fiscal tax year beginning July 1, 2013 and ending September 30, 2013 shown below represent distribution requirements met by the fund subsequent to the fiscal tax year end in order to satisfy income tax regulations and losses the Fund may be able to offset against income and gains realized in future years. These capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforward subject to expiration that are described above. The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Undistributed Ordinary Income	Capital Loss Carryforward*	Net Unrealized Appreciation/ (Depreciation)
$2,188,861	$(570,144)	$5,905,034

*Short Term: $(570,144) Long Term: $0

The federal tax cost of investments is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments on March 31, 2014 is $88,215,010. The tax cost is arrived at using book cost amounts as of March 31, 2014 adjusted by applying book to tax differences as of September 30, 2013, the Fund’s tax year end. Net tax basis unrealized appreciation on the Investment Funds was $10,032,479, consisting of $10,032,479 gross unrealized appreciation and $0 gross unrealized depreciation.

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

3.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The primary reason for differences between the earnings reported above and the federal tax cost of investments and the related amounts reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2014, relates to differences arising from the application of federal tax rules pertaining to the Fund’s Investment Funds.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon and State Street Bank and Trust Company (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.25% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee accruals (as described below), if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

4.	Related Party Transactions (continued)

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the “Incentive Fee”) on a quarterly basis in an amount equal to 5% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a “high water mark” calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period. The Incentive Fee for the period from July 1, 2013 (date of reorganization) through March 31, 2014 was $399,417.

The Incentive Fee is in addition to the incentive fees or allocations charged by unregistered Investment Funds (generally approximating 20% of net profits).

The Adviser has voluntarily entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund to limit indefinitely the amount of Specified Expenses (as described below) to be borne by the Fund to an amount not to exceed 1.62% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: i) the Incentive Fee, (ii) fees of the Investment Funds in which the Fund invests and (iii) extraordinary expenses. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of majority of the Independent Trustees. To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts. For the nine month period from July 1, 2013 (date of reorganization) through March 31, 2014, the Fund has recorded an expense reimbursement to be paid by the Adviser in the amount of $1,266,761, of which $848,398 was receivable as of March 31, 2014.

Each Trustee of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS A&Q. All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses.

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

4.	Related Party Transactions (continued)

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investments Funds owned by the Fund.

5.	Administration and Custody Fees

State Street Bank and Trust Company, as fund administrator (the “Fund Administrator”), performs certain administration, accounting, record keeping, tax and shareholder related services for the Fund and other funds sponsored or advised by UBS AG or its affiliates, including the Adviser. In consideration for these services, the Fund pays the Fund Administrator an annual fee of 0.065% of the Fund’s net assets.

State Street Bank and Trust Company also acts as custodian of the Fund’s assets and transfer agent and dividend disbursing agent with respect to the Shares.

6.	Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares. The Fund has registered $500 million of Shares for sale under its Registration Statement (File No. 333-189732). The Shares are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Shares, the “Distributor”). The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders.

Capital share transactions for outstanding Shares in the Fund period from July 1, 2013 (date of reorganization) through March 31, 2014 are summarized as follows:

Outstanding Shares July 1, 2013 (See Note 1)	Subscriptions	Reinvestment of distributions	Redemptions	Outstanding Shares March 31, 2014	NAV Per Share
88,868.193	11,550.464	2,129.204	(1,494.921)	101,052.940	$1,059.52

7.	Loan Payable

The Fund currently is party to a secured Credit Agreement along with several other funds advised by UBS A&Q, dated as of November 1, 2010, as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to the lesser of $13 million and 15% of the Fund’s

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

7.	Loan Payable (continued)

NAV in connection with repurchases of, or tenders for, Shares or for temporary investment purposes. Indebtedness outstanding under the Credit Agreement accrues interest at a rate equal to 1.5% plus the higher of (a) LIBOR and (b) the Federal Funds Rate, in each case as in effect from time to time (the “Interest Rate”), or at 2.0% over the Interest Rate during an event of default. There is a loan fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized. During the period from July 1, 2013 (date of reorganization) through March 31, 2014, the Fund borrowed $600,000 under this secured revolving line of credit. As of March 31, 2014, there was no outstanding balance.

8.	Investments

As of March 31, 2014, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the period ended March 31, 2014 amounted to $18,844,305 and $7,556,146, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of advisory fees of approximately from 1.25% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 17.50% to 30.00% of net profits earned. One or more underlying fund investments have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

9.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

10.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

O’Connor Fund of Funds: Masters

Notes to Financial Statements (continued)

March 31, 2014

11.	Subsequent Events

Subsequent to March 31, 2014, the Fund received shareholders’ subscriptions of $6,976,371 on May 1, 2014. The Fund paid shareholders’ redemption payable of $602,571.

Effective May 1, 2014, the Fund has changed its name to A&Q Masters Fund.

O’Connor Fund of Funds: Masters

Schedule of Portfolio Investments

									March 31, 2014
										Dollar Amount
										of Fair Value
						% of	Initial	Redemption	First Available	for First
		Fair Value	Fair Value	Fair Value	Fair Value	Net	Acquisition	Frequency	Redemption	Available
Investment Fund	Cost	Total	Level 1	Level 2	Level 3	Assets	Date	(a)	Date	Redemption

Equity Hedged
Atlas Institutional Fund, LLC	$4,549,419	$5,596,519	$-	$5,596,519	$-	5.23	8/1/2011	Quarterly	3/31/2014	$5,596,519
Bronson Point Partners LP	6,520,235	7,502,370	-	7,502,370	-	7.01	3/1/2012	Quarterly	3/31/2014	$7,502,370
Cadian Offshore Fund Ltd.	3,737,008	4,010,197	-	-	4,010,197	3.74	7/1/2013	Semi-Annually	6/30/2014 (b)	$1,002,549
Encompass Capital Fund Offshore Ltd.	786,197	831,897	-	-	831,897	0.78	7/1/2013	Quarterly	3/31/2014 (b)	$831,897
Jericho Capital International Ltd.	6,477,862	7,434,513	-	7,434,513	-	6.94	7/1/2013	Quarterly	3/31/2014	$7,434,513
Naya Fund	3,000,000	3,090,594	-	-	3,090,594	2.89	11/1/2013	Quarterly	12/31/2014	$3,090,594
Newbrook Capital Offshore Fund Ltd.	5,047,506	5,382,527	-	5,382,527	-	5.03	7/1/2013	Quarterly	3/31/2014	$5,382,527
Pelham Long/Short Fund Ltd.	2,770,451	3,234,281	-	3,234,281	-	3.02	7/1/2013	Monthly	3/31/2014	$3,234,281
Pennant Windward Fund, Ltd.	6,889,614	7,510,273	-	7,510,273	-	7.01	7/1/2013	Quarterly	3/31/2014	$7,510,273
PFM Diversified Fund, L.P.	5,932,173	7,387,941	-	6,287,931	1,100,010	6.90	10/1/2010	Quarterly	3/31/2014	$6,287,931
Sachem Head Offshore Ltd.	3,500,000	4,015,702	-	-	4,015,702	3.75	9/1/2013	Quarterly	3/31/2014 (b)	$1,003,926
Shellback Offshore Fund, Ltd.	6,750,000	7,104,895	-	-	7,104,895	6.64	1/1/2014	Quarterly	12/31/2014	$3,951,030
Soroban Cayman Fund Ltd.	5,814,243	6,744,783	-	-	6,744,783	6.30	7/1/2013	Quarterly	3/31/2014 (b)	$1,686,196
Tremblant Partners LP	6,500,000	7,271,555	-	7,271,555	-	6.79	3/1/2013	Monthly	3/31/2014	$7,271,555
Turiya Fund LP	4,000,000	5,975,946	-	-	5,975,946	5.58	1/1/2012	Quarterly	3/31/2014 (c)	$1,991,982
Viking Global Equities III Ltd.	6,645,354	7,617,687	-	-	7,617,687	7.11	7/1/2013	Anniversary	6/30/2014	$7,617,687

Equity Hedged Subtotal	$78,920,062	$90,711,680	$-	$50,219,969	$40,491,711	84.72%

Relative Value
Sensato Asia Pacific Fund L.P .	3,000,000	3,716,657	-	-	3,716,657	3.47	1/1/2012	Monthly	3/31/2014 (b)	$929,164

Relative Value Subtotal	$3,000,000	$3,716,657	$-	$-	$3,716,657	3.47%

Trading
Discovery Global Opportunity Fund Ltd.	3,790,095	3,819,152	-	3,819,152	-	3.57	7/1/2013	Quarterly	3/31/2014	$3,819,152

Trading Subtotal	$3,790,095	$3,819,152	$-	$3,819,152	$-	3.57%

Total	$85,710,157	$98,247,489	$-	$54,039,121	$44,208,368	91.76%

(a)   Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.

(b)   The Investment Fund is subject to an investor level gate of 25%.

(c)   The Investment Fund is subject to an investor level gate of 33.33%.

Complete information about the Investment Funds’ underlying investments is not readily available.

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Masters

Schedule of Portfolio Investments (continued)

March 31, 2014

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter of the measurement date at the Investment Fund’s NAV. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter of the measurement date at the Investment Fund’s NAV. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of March 31, 2014 is $8,281,573 which relates to the value of a portion of several securities that can be partially redeemed within one quarter of the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. There were no transfers between Level 1 and Level 2 during the period ended March 31, 2014.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of July 1, 2013*	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases**	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2014
Equity Hedged	$8,614,559	$1,051,361	$2,945,015	$33,591,393	$(5,710,617)	$-	$-	$40,491,711
Relative Value	3,618,118	-	98,539	-	-	-	-	3,716,657
Total	$12,232,677	$1,051,361	$3,043,554	$33,591,393	$(5,710,617)	$-	$-	$44,208,368

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2014 is $5,258,909 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*Due to the reorganization described in Note 1, the fair value of investments in Investment Funds has been carried forward as of July 1, 2013.

**Included in the purchases balance are 19,341,393 of subscriptions that relate to transfers out of onshore underlying funds and into offshore underlying funds related to the reorganization from the Predecessor Fund on July 1, 2013.

The preceding notes are an integral part of these financial statements.

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund as of March 31, 2014 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
INDEPENDENT TRUSTEES
George W. Gowen (84) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None
Stephen H. Penman (67) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (49) c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Trustee	Term — Indefinite Length—since Commencement of Operations	Partner of Chelsea Partners (2011-present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED TRUSTEE
Meyer Feldberg (72)[3] c/o UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Trustee	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	53	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT TRUSTEES
William J. Ferri (47) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since Commencement of Operations	Global Head of UBS A&Q since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS A&Q.	N/A	N/A
Dylan Germishuys (44) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013

Head of Operations and Product Control of UBS A&Q since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.

			N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years
Frank S. Pluchino (54) UBS A&Q 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Commencement of Operations

Executive Director of UBS A&Q since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on July 1, 2013.

[2]	As of March 31, 2014, of the 53 funds/portfolios in the complex, 45 were advised by an affiliate of UBS A&Q and 8 comprised the registered alternative investment funds advised by UBS A&Q.

[3]	Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics is filed herewith as Exhibit 12(a)(1) and may be obtained without charge by calling (212) 821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period from July 1, 2013 to March 31, 2014 are $111,885.

Audit Related Fees

(b)

The aggregate fees billed for the last fiscal year for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,370 for the fiscal period from July 1, 2013 to March 31, 2014. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing diversification and other testing pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended.

Tax Fees

(c)

The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,000 for 2014. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal period from July 1, 2013 to March 31, 2014.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $992,192 for the fiscal period from July 1, 2013 to March 31, 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

UBS Alternative & Quantitative Investments LLC

Proxy Voting Policy

Policy Summary

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Risks Addressed by this Policy

The policy is designed to address the following risks:

—	Failure to provided required disclosures for investment advisers and registered investment companies

—	Failure to vote proxies in best interest of clients and funds

—	Failure to identify and address conflicts of interest

General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

—	the impact on the value of the securities;

—	the anticipated costs and benefits associated with the proposal;

—	the effect on liquidity;

—	impact on redemption or withdrawal rights;

—	the continued or increased availability of portfolio information; and

—	customary industry and business practices.

General Procedures

Unless clients have reserved voting rights to themselves, UBS Alternative and Quantitative Investments LLC (“AQI”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of AQI are almost exclusively comprised of hedge funds, many of which have non-voting shares, AQI rarely votes proxies. When voting such proxies, AQI Operations Department will consult with the AQI Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that AQI would have an equity security in one of its portfolios that holds a vote, AQI Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, AQI would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

AQI has implemented procedures designed to identify whether AQI has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, AQI has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever AQI is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q MASTERS FUND

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among a select group of alternative asset managers and the general day-to-day management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis and Norman E. Sienko, Jr. (each, a “Portfolio Manager” and together, the “Portfolio Managers”).

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception. He is a Managing Director and the Co-Chief Investment Officer and Head of the Hedge Fund Solutions group (“A&Q HFS”) of UBS Alternative and Quantitative Investments LLC, the Fund’s investment adviser (the “Adviser”). He also is the Co-Chairman of A&Q HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, which became A&Q HFS in March 2004. Mr. Nardis has served as a Portfolio Manager of the Fund since its inception. He is a Managing Director and the Deputy Chief Investment Officer of A&Q HFS, and also is the Co-Chairman of A&Q HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Mr. Sienko has served as a Portfolio Manager of the Fund since inception. He is an Executive Director and a Senior Portfolio Manager of A&Q HFS. Prior to joining A&Q HFS, Mr. Sienko served as head of UBS Wealth Management Americas’ Alternative Investment Group from 1998 to 2010.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may also arise if the Adviser receives a performance-based advisory fee from one account but not another because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of March 31, 2014.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	7(1)	$1,337,788,756	47(2)	$10,892,969,065	0	N/A

Americo Nardis	7(1)	$1,337,788,756	47(2)	$10,892,969,065	0	N/A

Norman E. Sienko, Jr.	6(1)	$1,193,021,756	1(3)	$ 96,158,040	0	N/A

[1]	Of these accounts, 4 accounts with total assets of approximately $907,327,748 charge performance-based advisory fees.

[2]	Of these accounts, 27 accounts with total assets of approximately $9,182,662,858 charge performance-based advisory fees.

[3]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially owns any shares of beneficial interest of the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     A&Q Masters Fund (formerly O’Connor Fund of Funds: Masters)

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 6, 2014

By (Signature and Title)*	/s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date	June 6, 2014

* Print the name and title of each signing officer under his or her signature.